BRANDES INTERNATIONAL FUND
                      BRANDES SMALL CAP INTERNATIONAL FUND

                  Supplement to Prospectus Dated April 1, 1996


         The Board of Trustees of the Brandes Investment Trust (the "Trust") has approved in principle a proposed tax-free reorganization ("Proposed Reorganization") of the Brandes International Fund (the "Brandes International Fund"), a series of the Trust, into the Northstar International Value Fund ("Northstar International Value Fund"). The Northstar International Value Fund will be a newly organized series of the Northstar Trust, a registered investment company, with investment objectives and policies substantially similar to those of the Brandes International Fund. Upon the completion of the Proposed Reorganization, the Class A and C shareholders of the Brandes International Fund will become shareholders of Class A and Class C shares of the Northstar International Value Fund, respectively. Northstar will serve as advisor to the Northstar International Value Fund, and Brandes will serve as sub-advisor and will manage the investment portfolio of the Northstar International Value Fund.

         Consummation of the Proposed Reorganization will be subject to (a) the review and approval by the Board of Trustees of the Trust of a definitive Agreement and Plan of Reorganization ("Agreement") between the Trust and the Northstar Trust with respect to the Proposed Reorganization and (b) the approval of Proposed Reorganization by the shareholders of the Brandes International Fund. Further details will be provided to the shareholders in a proxy statement which will be distributed in connection with a special shareholders meeting to consider the Proposed Reorganization which is currently anticipated to be held no later than April, 1997.

         Management of the Trust has indicated that, upon consummation of the Proposed Reorganization, the net assets of the Trust's Small Cap International Fund will be too small to permit its effective operation and that, in light of the Proposed Reorganization, it is unlikely that the net assets of the Small Cap International Fund will increase substantially in the foreseeable future. Accordingly, the Board of Trustees has decided that it is in the best interest of the Small Cap International Fund and its shareholders that sales of shares of the Small Cap International Fund be discontinued immediately and that the Small Cap International Fund be terminated as of the close of business on Friday, January 17, 1997. The Trust's distributor has agreed to waive any and all applicable contingent deferred sales charges with respect to future redemptions of shares of the Small Cap International Fund. The shareholders of the Small Cap International Fund currently have the right to exchange their shares for shares of Brandes International Fund at net asset value, without a sales charge (see "Shareholder Services - Exchange Privilege"). This right will continue until operations of the Small Cap International Fund are terminated. The Trust's distributor has also agreed to return to current Class A shareholders of the Small Cap International Fund who do not exchange their shares for shares of Brandes International Fund any and all sales charges paid upon their purchases of Class A shares. Shareholders of the Small Cap International Fund who do not redeem their shares prior to Friday, January 17, 1997 or who do not exchange their shares for shares of the Brandes International Fund before such time, will receive redemption proceeds for their shares from the Trust promptly after January 17, 1997.



Dated:   December 16, 1996